SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                         November 28, 2000


                  Williams Industries, Incorporated
     (Exact name of registrant as specified in its charter)


       Virginia            0-8190            54-0899518
   (State or other       (Commission      (I.R.S. Employer
   jurisdiction of       File Number)    identification No.)
    incorporation)

  2849 Meadow View Road, Falls Church, Virginia      22042
    (Address of principal executive offices)       (Zip
Code)

                        (703) 560-5196
       (Registrant's telephone number, including area code)

                        Not Applicable
(Former names or former address if changes since last report)



ITEM 5. Other Events.

     This document is filed as a further clarification to
Item 4 of the Beneficial Ownership of Shares table contained in the company's annual proxy statement for the annual meeting held on November 11, 2000.

               BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth information regarding
ownership, as of September 22, 2000 of the Common Stock of
the Company by: (1) each person known by the Company to own
beneficially more than 5 percent of the Common Stock; (2)
each director; (3) each nominee for director; and (4) all
officers and directors as a group. Except as noted, the
persons listed possess all ownership rights attached to the
shares opposite their name, including the right to vote and
dispose of the shares.


Directors:

Beneficial Owner        Number of Shares  Percentage of
Class

Frank E. Williams, Jr.      1,297,619 (l)(4)        35.15 %
Frank E. Williams,  III       937,299 (2)(4)         2.60
William C. Howlett             38,120 (4)            1.03
R. Bentley Offutt              48,000 (3)(4)         1.30
Stephen N. Ashman              17,500 (4)            0.47
William J. Sim                 14,500 (4)            0.39
Officers and Directors as
   a group(6 persons)       1,509,892               40.90%

(1) Excludes 158,705 shares owned by his wife, as to which
Mr. Williams, Jr. disclaims beneficial ownership; 518,346
shares owned or controlled by the Williams Family Limited
Partnership of which the Williams Family Corporation (of
which Mr. Williams, Jr. is the President and controlling
person) is the General Partner; 75,900 shares from the
estate
of F. Everett Williams of which Mr. Williams, Jr. is
executor; 3,000 shares as trustee for a minor child;
338,300
shares held by Williams Enterprises of Georgia, Inc., of
which Mr. Williams, Jr. is the controlling person; and
1,000
shares held by the Williams Family Foundation, a charitable organization exempt under Section 501(c)(3) of the Internal
Revenue code of 1986. The Foundation's purpose is to use and apply its income and principal assets exclusively for charitable, scientific, literary, and educational purposes.
Mr. Williams, Jr. is a trustee of the Foundation and votes the stock. The business address of Mr. Williams, Jr. is 2789-B Hartland Road, Falls Church, Virginia.

(2) Includes 518,346 shares owned or controlled by the Williams Family Limited Partnership, duplicative of the shares listed for Mr. Williams, Jr., but included here because Mr. Williams, III, has a beneficial interest in these shares; 338,300 shares held by Williams Enterprises of Georgia and duplicative of those reported for Mr. Williams, Jr. because Mr. Williams, III, has a beneficial interest in the shares; 304 shares owned by his wife to which Mr.
Williams, III, disclaims beneficial interest, and 3,000 shares held in trust for his minor child. Mr. Williams, III, is also a trustee of the Williams Family Foundation, which is the General Partner of the Williams Family Limited
Partnership.

(3) Includes 40,000 shares owned by his wife, as to which Mr.
Offutt disclaims beneficial ownership.

(4) Includes the following options granted to directors:
Mr. Ashman, 7,500; Mr. Howlett, 8,000; Mr. Offutt, 8,000;
Mr.
Sim, 7,500; Mr. Williams, Jr., 8,000; and Mr. Williams,
III,
13,500.

Based on research of records of the Securities and Exchange
Commission and on information from Vickers Stock Research
Corporation, the Company believes that there are no additional holders with more than a five percent position in the company's stock at this time.


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          WILLIAMS INDUSTRIES, INCORPORATED


Date: November 29, 2000       /s/ Frank E. Williams, III
                          By: Frank E. Williams, III
                              President